Revenues	6 Months Ended
Jun. 30, 2021
Revenues
Revenues

3. Revenues

The following table shows the net revenues earned from time and voyage charters contracts for the six-month periods ended June 30, 2021 and 2020:

	For the six-month periods ended June 30,
	2021	2020
Time charters	71,728	70,257
Voyage charters	6,238	—
Total Revenues	77,966	70,257

As of June 30, 2021 certain of the Company’s vessels were employed under time charter agreements with remaining tenor ranging between 0.2 and 4.8 years.

As of June 30, 2021 prepayments and other assets include expenses relating to contract fulfilment costs of $5, incurred between the contract date and the date of the vessel’s arrival to the load port. As of June 30, 2021, the aggregate amount of the transaction price allocated to the remaining performance obligation relating to the Partnership’s voyage charter is $90 and the entity will recognize this revenue over the time of the voyage until its completion which is during the third quarter of 2021.